Rule 497(d) FT 411

Supplement to the Prospectus dated February 24, 2000
Sales Charge Discount for Eligible Purchasers

     Notwithstanding anything to the contrary in the Prospectus, investors purchasing Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these or comparable services as part of an investment account where a comprehensive
"wrap fee" or similar charge is imposed will not be assessed the initial or deferred sales charge as described in the section entitled "Public Offering" in the Prospectus on the purchase of Trust Units.

     At the time of purchase of Units pursuant to this provision you may elect to have distributions on your Units reinvested into additional Units of the Trust or distributed to you in cash. We reserve the right to limit or deny purchases of Units pursuant to this provision by investors whose frequent trading activity we determine to be detrimental to the Trust.
Dealers and other selling agents will not receive a concession on sales described above, but such sales will be included in determining whether dealers are eligible to receive additional volume concessions.

July 5, 2000